UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2008

STAAR Surgical Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-11634 (Commission File Number)	95-3797439 (I.R.S. Employer Identification No.)

1911 Walker Ave, Monrovia, California (Address of principal executive offices)		91016 (Zip Code)

Registrant’s telephone number, including area code:  626-303-7902

                                    Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Submission of Matters to a Vote of Security Holders

a.	The annual meeting of the stockholders of the Company (the “Annual Meeting”) was held on May 15, 2008.

b.
At the Annual Meeting each of the six nominated candidates for director was elected to serve until the annual meeting of stockholders in 2009 and until his successor is duly elected and qualified. The vote was as follows:

	Number of Shares
	For	Withheld
Don Bailey	23,708,693	698,705
David Bailey	19,594,177	4,813,221
Barry Caldwell	23,856,937	550,461
Donald Duffy	20,235,214	4,172,184
John C. Moore	23,832,837	574,561
David Morrison	20,531,078	3,876,320

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 20, 2008	STAAR Surgical Company

	By:	/s/ Barry Caldwell
Barry Caldwell
President and Chief Executive Officer